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As filed with the Securities and Exchange Commission on October 2, 2013

Registration No. 333-190227

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 3
to
Form S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

PLAINS GP HOLDINGS, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	4610 (Primary Standard Industrial Classification Code Number)	90-1005472 (IRS Employer Identification Number)

333 Clay Street, Suite 1600
Houston, Texas 77002
(713) 646-4100
(Address, Including Zip Code, and Telephone Number, Including Area Code,
of Registrant's Principal Executive Offices)

Richard McGee
Executive Vice President
333 Clay Street, Suite 1600
Houston, Texas 77002
(713) 646-4100
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copies to:
David P. Oelman Alan Beck Vinson & Elkins L.L.P. 1001 Fannin Street, Suite 2500 Houston, Texas 77002 (713) 758-2222	Joshua Davidson Jason A. Rocha Baker Botts L.L.P. 910 Louisiana Street Houston, Texas 77002 (713) 229-1234

Approximate date of commencement of proposed sale to the public:
As soon as practicable after this Registration Statement becomes effective.

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☐

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. Please read the definition of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

 EXPLANATORY NOTE

        This Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-190227) of Plains GP Holdings, L.P. is being filed solely to amend Item 16 of Part II thereof and to transmit certain exhibits thereto. This Amendment No. 3 does not modify any provision of the preliminary prospectus contained in Part I or Items 13, 14, 15 or 17 of Part II of the Registration Statement. Accordingly, this Amendment No. 3 does not include a copy of the preliminary prospectus.

 PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 13.    Other Expenses of Issuance and Distribution.

        Set forth below are the expenses (other than underwriting discounts and commissions) expected to be incurred in connection with the issuance and distribution of the securities registered hereby. With the exception of the Securities and Exchange Commission registration fee, the FINRA filing fee, the amounts set forth below are estimates.

SEC registration fee		$136,400
FINRA filing fee		$150,500
Printing and engraving expenses			*
Fees and expenses of legal counsel			*
Accounting fees and expenses			*
Transfer agent and registrar fees			*
New York Stock Exchange listing fee			*
Miscellaneous			*

Total	$		*

*
To be provided by amendment

Item 14.    Indemnification of our General Partner's Officers and Directors.

        The section of the prospectus entitled "Description of Our Partnership Agreement—Indemnification" discloses that we will generally indemnify officers, directors and affiliates of GP LLC to the fullest extent permitted by the law against all losses, claims, damages or similar events and is incorporated herein by reference. Reference is also made to the Underwriting Agreement to be filed as an exhibit to this registration statement in which we and our general partner will agree to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and to contribute to payments that may be required to be made in respect of these liabilities. Subject to any terms, conditions or restrictions set forth in the partnership agreement, Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other persons from and against all claims and demands whatsoever.

        To the extent that the indemnification provisions of our partnership agreement purport to exclude indemnification for liabilities arising under the Securities Act of 1933, in the opinion of the Securities and Exchange Commission such indemnification is contrary to public policy and is therefore unenforceable.

Item 15.    Recent Sales of Unregistered Securities.

        In connection with the closing of this offering, Plains GP Holdings, L.P. will issue its Class B shares to the existing owners of Plains AAP, L.P. as partial consideration for their contribution of limited partner interests in Plains AAP, L.P. to Plains GP Holdings, L.P. The issuance of these Class B shares will not be required to be registered under the Securities Act because the shares will be offered and sold in a transaction exempt from registration requirements of the Securities Act pursuant to Section 4(2) thereof.

Item 16.    Exhibits.

        The following documents are filed as exhibits to this registration statement:

Exhibit Number			Description
1.1	*	—	Form of Underwriting Agreement.

3.1	***	—	Certificate of Limited Partnership of Plains GP Holdings, L.P.

3.2	***	—	Amended and Restated Limited Partnership Agreement of Plains GP Holdings, L.P. (included as Appendix A in the prospectus included in this Registration Statement).

3.3	***	—	Certificate of Formation of PAA GP Holdings LLC.

3.4	***	—	Amended and Restated Limited Liability Company Agreement of PAA GP Holdings LLC.

3.5		—	Fourth Amended and Restated Agreement of Limited Partnership of Plains All American Pipeline, L.P. dated as of May 17, 2012 (incorporated by reference to Exhibit 3.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed May 23, 2012).

3.6		—	Amendment No. 1 dated October 1, 2012 to the Fourth Amended and Restated Agreement of Limited Partnership of Plains All American Pipeline, L.P. (incorporated by reference to Exhibit 3.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed October 2, 2012).

3.7	*	—	Form of Sixth Amended and Restated Limited Liability Company Agreement of Plains All American GP LLC.

3.8	*	—	Form of Seventh Amended and Restated Limited Partnership Agreement of Plains AAP, L.P.

3.9		—	Limited Liability Company Agreement of PAA GP LLC dated December 28, 2007 (incorporated by reference to Exhibit 3.3 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed January 4, 2008).

4.1		—	Indenture dated September 25, 2002 among Plains All American Pipeline, L.P., PAA Finance Corp. and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002).

4.2		—	Second Supplemental Indenture (Series A and Series B 5.625% Senior Notes due 2013) dated as of December 10, 2003 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.4 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2003).

4.3		—	Fourth Supplemental Indenture (Series A and Series B 5.875% Senior Notes due 2016) dated August 12, 2004 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.5 to Plains All American Pipeline, L.P.'s Registration Statement on Form S-4, File No. 333-121168).

Exhibit Number		Description
4.4	—	Fifth Supplemental Indenture (Series A and Series B 5.25% Senior Notes due 2015) dated May 27, 2005 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed May 31, 2005).

4.5	—	Sixth Supplemental Indenture (Series A and Series B 6.70% Senior Notes due 2036) dated May 12, 2006 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed May 12, 2006).

4.6	—	Ninth Supplemental Indenture (Series A and Series B 6.125% Senior Notes due 2017) dated October 30, 2006 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed October 30, 2006).

4.7	—	Tenth Supplemental Indenture (Series A and Series B 6.650% Senior Notes due 2037) dated October 30, 2006 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed October 30, 2006).

4.8	—	Thirteenth Supplemental Indenture (Series A and Series B 6.5% Senior Notes due 2018) dated April 23, 2008 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed April 23, 2008).

4.9	—	Fifteenth Supplemental Indenture (8.75% Senior Notes due 2019) dated April 20, 2009 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed April 20, 2009).

4.10	—	Seventeenth Supplemental Indenture (5.75% Senior Notes due 2020) dated September 4, 2009 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed September 4, 2009).

4.11	—	Eighteenth Supplemental Indenture (3.95% Senior Notes due 2015) dated July 14, 2010 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed July 13, 2010).

4.12	—	Nineteenth Supplemental Indenture (5.00% Senior Notes due 2021) dated January 14, 2011 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed January 11, 2011).

Exhibit Number			Description
4.13		—	Twentieth Supplemental Indenture (3.65% Senior Notes due 2022) dated March 22, 2012 among Plains All American Pipeline, L.P., PAA Finance Corp and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed March 26, 2012).

4.14		—	Twenty-First Supplemental Indenture (5.15% Senior Notes due 2042) dated March 22, 2012 among Plains All American Pipeline, L.P., PAA Finance Corp and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed March 26, 2012).

4.15		—	Twenty-Second Supplemental Indenture (2.85% Senior Notes due 2023) dated December 10, 2012, by and among Plains All American Pipeline, L.P., PAA Finance Corp., and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed December 12, 2012).

4.16		—	Twenty-Third Supplemental Indenture (4.30% Senior Notes due 2043) dated December 10, 2012, by and among Plains All American Pipeline, L.P., PAA Finance Corp., and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed December 12, 2012).

4.17		—	Twenty-Fourth Supplemental Indenture, dated August 15, 2013, by and among Plains All American Pipeline, L.P., PAA Finance Corp., and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed August 15, 2013).

4.18		—	Registration Rights Agreement dated September 3, 2009 by and between Plains All American Pipeline, L.P. and Vulcan Gas Storage LLC (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Registration Statement on Form S-3, File No. 333-162477).

4.19	*	—	Form of Shareholder and Registration Rights Agreement.

4.20	***	—	Specimen certificate representing Class A Shares.

5.1	***	—	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered.

8.1	***	—	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

10.1		—	Credit Agreement dated as of August 19, 2011 among Plains All American Pipeline, L.P., as Borrower; certain subsidiaries of Plains All American Pipeline, L.P. from time to time party thereto, as Designated Borrowers; Bank of America, N.A., as Administrative Agent; and the other Lenders party thereto (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed August 25, 2011).

10.2		—	First Amendment to Credit Agreement dated as of June 27, 2012, among Plains All American Pipeline, L.P. and Plains Midstream Canada ULC, as Borrowers; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto (incorporated by reference to Exhibit 10.2 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed July 3, 2012).

Exhibit Number			Description
10.3		—	Second Amendment to Credit Agreement dated as of August 16, 2013, among Plains All American Pipeline, L.P. and Plains Midstream Canada ULC, as Borrowers; Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto (incorporated by reference to Exhibit 10.2 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed August 20, 2013).

10.4		—	Contribution, Assignment and Amendment Agreement dated as of June 27, 2001, among Plains All American Pipeline, L.P., Plains Marketing, L.P., All American Pipeline, L.P., Plains AAP, L.P., Plains All American GP LLC and Plains Marketing GP Inc. (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed June 27, 2001).

10.5		—	Contribution, Assignment and Amendment Agreement dated as of June 8, 2001, among Plains All American Inc., Plains AAP, L.P. and Plains All American GP LLC (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed June 11, 2001).

10.6		—	Separation Agreement dated as of June 8, 2001 among Plains Resources Inc., Plains All American Inc., Plains All American GP LLC, Plains AAP, L.P. and Plains All American Pipeline, L.P. (incorporated by reference to Exhibit 10.2 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed June 11, 2001).

10.7	†	—	Pension and Employee Benefits Assumption and Transition Agreement dated as of June 8, 2001 among Plains Resources Inc., Plains All American Inc. and Plains All American GP LLC (incorporated by reference to Exhibit 10.3 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed June 11, 2001).

10.8	†	—	Plains All American GP LLC 2005 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed January 26, 2005).

10.9	†	—	Plains All American GP LLC 1998 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 to Registration Statement on Form S-8, File No. 333-74920) as amended June 27, 2003 (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003).

10.10	†	—	Amended and Restated Employment Agreement between Plains All American GP LLC and Greg L. Armstrong dated as of June 30, 2001 (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001).

10.11	†	—	Amended and Restated Employment Agreement between Plains All American GP LLC and Harry N. Pefanis dated as of June 30, 2001 (incorporated by reference to Exhibit 10.2 to Plains All American Pipeline, L.P.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001).

10.12		—	Asset Purchase and Sale Agreement dated February 28, 2001 between Murphy Oil Company Ltd. and Plains Marketing Canada, L.P. (incorporated by reference to Exhibit 99.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed May 10, 2001).

Exhibit Number			Description
10.13		—	Transportation Agreement dated July 30, 1993, between All American Pipeline Company and Exxon Company, U.S.A. (incorporated by reference to Exhibit 10.9 to Plains All American Pipeline, L.P.'s Registration Statement on Form S-1 filed September 23, 1998, File No. 333-64107).

10.14		—	Transportation Agreement dated August 2, 1993, among All American Pipeline Company, Texaco Trading and Transportation Inc., Chevron U.S.A. and Sun Operating Limited Partnership (incorporated by reference to Exhibit 10.10 to Plains All American Pipeline, L.P.'s Registration Statement on Form S-1 filed September 23, 1998, File No. 333-64107).

10.15		—	First Amendment to Contribution, Conveyance and Assumption Agreement dated as of December 15, 1998 (incorporated by reference to Exhibit 10.13 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 1998).

10.16		—	Agreement for Purchase and Sale of Membership Interest in Scurlock Permian LLC between Marathon Ashland LLC and Plains Marketing, L.P. dated as of March 17, 1999 (incorporated by reference to Exhibit 10.16 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 1998).
10.17	†	—	PMC (Nova Scotia) Company Bonus Program (incorporated by reference to Exhibit 10.20 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2004).

10.18	†	—	Quarterly Bonus Program Summary (incorporated by reference to Exhibit 10.21 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2005).

10.19	†	—	Form of LTIP Grant Letter (independent directors) (incorporated by reference to Exhibit 10.3 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed February 23, 2005).

10.20	†	—	Form of LTIP Grant Letter (designated directors) (incorporated by reference to Exhibit 10.4 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed February 23, 2005).

10.21		—	Membership Interest Purchase Agreement by and between Sempra Energy Trading Corporation and PAA/Vulcan Gas Storage, LLC dated August 19, 2005 (incorporated by reference to Exhibit 1.2 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed September 19, 2005).

10.22	†	—	Waiver Agreement dated as of December 23, 2010 between Plains All American GP LLC and Greg L. Armstrong (incorporated by reference to Exhibit 10.31 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2010).

10.23	†	—	Waiver Agreement dated as of December 23, 2010 between Plains All American GP LLC and Harry N. Pefanis (incorporated by reference to Exhibit 10.32 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2010).

Exhibit Number			Description
10.24		—	Excess Voting Rights Agreement dated as of August 12, 2005 between Vulcan Energy GP Holdings Inc. and Plains All American GP LLC (incorporated by reference to Exhibit 10.3 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed August 16, 2005).

10.25		—	Excess Voting Rights Agreement dated as of August 12, 2005 between Lynx Holdings I, LLC and Plains All American GP LLC (incorporated by reference to Exhibit 10.4 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed August 16, 2005).

10.26	†	—	Employment Agreement between Plains All American GP LLC and John P. vonBerg dated December 18, 2001 (incorporated by reference to Exhibit 10.40 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2005).

10.27	†	—	Form of LTIP Grant Letter (audit committee members) (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed August 23, 2006).

10.28	†	—	Plains All American PPX Successor Long-Term Incentive Plan (incorporated by reference to Exhibit 10.45 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2006).

10.29	†	—	Form of Plains AAP, L.P. Class B Restricted Units Agreement (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed January 4, 2008).

10.30		—	Third Amended and Restated Credit Agreement dated as of August 19, 2011 by and among Plains Marketing, L.P., as Borrower, Plains All American Pipeline, L.P., as Guarantor, Bank of America, N.A., as Administrative Agent, and the other Lenders party thereto (incorporated by reference to Exhibit 10.2 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed August 25, 2011).

10.31		—	First Amendment to Third Amended and Restated Credit Agreement dated as of June 27, 2012, among Plains Marketing, L.P. and Plains Midstream Canada ULC, as Borrowers; Plains All American Pipeline, L.P., as Guarantor; Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer; and the other Lenders and L/C Issuers party thereto (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed July 3, 2012).

10.32		—	Second Amendment to Third Amended and Restated Credit Agreement dated as of August 16, 2013, among Plains Marketing, L.P. and Plains Midstream Canada ULC, as Borrowers; Plains All American Pipeline, L.P., as Guarantor; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed August 20, 2013).

10.33		—	Contribution and Assumption Agreement dated December 28, 2007, by and between Plains AAP, L.P. and PAA GP LLC (incorporated by reference to Exhibit 10.2 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed January 4, 2008).

Exhibit Number			Description
10.34	†	—	First Amendment to Amended and Restated Employment Agreement dated December 4, 2008 between Plains All American GP LLC and Greg L. Armstrong (incorporated by reference to Exhibit 10.49 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2008).

10.35	†	—	First Amendment to Amended and Restated Employment Agreement dated December 4, 2008 between Plains All American GP LLC and Harry N. Pefanis (incorporated by reference to Exhibit 10.50 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2008).

10.36	†	—	First Amendment to Plains All American GP LLC 2005 Long-Term Incentive Plan dated December 4, 2008 (incorporated by reference to Exhibit 10.51 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2008).

10.37	†	—	Second Amendment to Plains All American GP LLC 1998 Long-Term Incentive Plan dated December 4, 2008 (incorporated by reference to Exhibit 10.52 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2008).

10.38	†	—	Form of Amendment to LTIP grant letters (executive officers) (incorporated by reference to Exhibit 10.53 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2008).

10.39	†	—	Form of Amendment to LTIP grant letters (directors) (incorporated by reference to Exhibit 10.54 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2008).

10.40		—	Contribution Agreement dated as of April 29, 2010 by and among PAA Natural Gas Storage, L.P., PNGS GP LLC, Plains All American Pipeline, L.P., PAA Natural Gas Storage, LLC, PAA/Vulcan Gas Storage, LLC, Plains Marketing, L.P. and Plains Marketing GP Inc. (incorporated by reference to Exhibit 10.1 to PAA Natural Gas Storage, L.P.'s Current Report on Form 8-K filed May 4, 2010).

10.41		—	Omnibus Agreement dated May 5, 2010 by and among Plains All American GP LLC, Plains All American Pipeline, L.P., PNGS GP LLC and PAA Natural Gas Storage, L.P. (incorporated by reference to Exhibit 10.1 to PAA Natural Gas Storage, L.P.'s Current Report on Form 8-K filed May 11, 2010).

10.42	†	—	Form of Transaction Grant Agreement (incorporated by reference to Exhibit 10.3 to Plains All American Pipeline, L.P.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010).

10.43	†	—	Form of 2010 LTIP Grant Letters (incorporated by reference to Exhibit 10.58 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2010).

10.44	†	—	Director Compensation Summary (incorporated by reference to Exhibit 10.45 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2011).

10.45		—	Form of PAA LTIP Grant Letter for Officers (February 2013) (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013).

Exhibit Number			Description
10.46	*	—	Second Amended and Restated Credit Agreement dated as of September 26, 2013 among Plains AAP, L.P., as Borrower, Citibank, N.A., as Administrative Agent, and the other Lenders party thereto.

10.47	*/†	—	Form of Plains GP Holdings, L.P. Long-Term Incentive Plan.

10.48	*	—	Form of Administrative Agreement.

10.49	*	—	Form of Contribution Agreement.

10.50	*/†	—	Form of Waiver Agreement between Plains All American GP LLC and Greg L. Armstrong.

10.51	*/†	—	Form of Waiver Agreement between Plains All American GP LLC and Harry N. Pefanis.

21.1	***	—	List of Subsidiaries of Plains GP Holdings, L.P.

23.1	***	—	Consent of PricewaterhouseCoopers LLP.

23.2	***	—	Consent of Ernst & Young, LLP.

23.3	***	—	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1).

23.4	***	—	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 8.1).

23.5	***	—	Consent of Director Nominee (Raymond).

23.6	***	—	Consent of Director Nominee (Sinnott).

23.7	***	—	Consent of Director Nominee (Sutil).

24.1		—	Power of Attorney (included on the signature page of this registration statement).

*
Filed herewith.

**
To be filed by amendment.

***
Previously filed.

†
Management compensatory plan or arrangement.

Item 17.    Undertakings.

        The undersigned registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreement certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

        The undersigned registrant hereby undertakes that:

  (1)
  For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

  (2)
  For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 2, 2013.

PLAINS GP HOLDINGS, L.P.
By:	PAA GP Holdings LLC, its general partner
By:	/s/ GREG L. ARMSTRONG
	Name:	Greg L. Armstrong
	Title:	Chief Executive Officer and Chairman of the Board

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and the dates indicated.

Signature	Title	Date

/s/ GREG L. ARMSTRONG Greg L. Armstrong	Chief Executive Officer and Chairman of the Board of Directors (principal executive officer)	October 2, 2013
/s/ AL SWANSON Al Swanson	Executive Vice President and Chief Financial Officer (principal financial officer)	October 2, 2013
/s/ CHRIS HERBOLD Chris Herbold	Vice President—Accounting and Chief Accounting Officer (principal accounting officer)	October 2, 2013

 EXHIBIT INDEX

Exhibit Number			Description
1.1	*	—	Form of Underwriting Agreement.

3.1	***	—	Certificate of Limited Partnership of Plains GP Holdings, L.P.

3.2	***	—	Amended and Restated Limited Partnership Agreement of Plains GP Holdings, L.P. (included as Appendix A in the prospectus included in this Registration Statement).

3.3	***	—	Certificate of Formation of PAA GP Holdings LLC.

3.4	***	—	Amended and Restated Limited Liability Company Agreement of PAA GP Holdings LLC.

3.5		—	Fourth Amended and Restated Agreement of Limited Partnership of Plains All American Pipeline, L.P. dated as of May 17, 2012 (incorporated by reference to Exhibit 3.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed May 23, 2012).

3.6		—	Amendment No. 1 dated October 1, 2012 to the Fourth Amended and Restated Agreement of Limited Partnership of Plains All American Pipeline, L.P. (incorporated by reference to Exhibit 3.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed October 2, 2012).

3.7	*	—	Form of Sixth Amended and Restated Limited Liability Company Agreement of Plains All American GP LLC.

3.8	*	—	Form of Seventh Amended and Restated Limited Partnership Agreement of Plains AAP, L.P.

3.9		—	Limited Liability Company Agreement of PAA GP LLC dated December 28, 2007 (incorporated by reference to Exhibit 3.3 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed January 4, 2008).

4.1		—	Indenture dated September 25, 2002 among Plains All American Pipeline, L.P., PAA Finance Corp. and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002).

4.2		—	Second Supplemental Indenture (Series A and Series B 5.625% Senior Notes due 2013) dated as of December 10, 2003 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.4 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2003).

4.3		—	Fourth Supplemental Indenture (Series A and Series B 5.875% Senior Notes due 2016) dated August 12, 2004 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.5 to Plains All American Pipeline, L.P.'s Registration Statement on Form S-4, File No. 333-121168).

4.4		—	Fifth Supplemental Indenture (Series A and Series B 5.25% Senior Notes due 2015) dated May 27, 2005 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed May 31, 2005).

Exhibit Number		Description
4.5	—	Sixth Supplemental Indenture (Series A and Series B 6.70% Senior Notes due 2036) dated May 12, 2006 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and Wachovia Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed May 12, 2006).

4.6	—	Ninth Supplemental Indenture (Series A and Series B 6.125% Senior Notes due 2017) dated October 30, 2006 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed October 30, 2006).

4.7	—	Tenth Supplemental Indenture (Series A and Series B 6.650% Senior Notes due 2037) dated October 30, 2006 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed October 30, 2006).

4.8	—	Thirteenth Supplemental Indenture (Series A and Series B 6.5% Senior Notes due 2018) dated April 23, 2008 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed April 23, 2008).

4.9	—	Fifteenth Supplemental Indenture (8.75% Senior Notes due 2019) dated April 20, 2009 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed April 20, 2009).

4.10	—	Seventeenth Supplemental Indenture (5.75% Senior Notes due 2020) dated September 4, 2009 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed September 4, 2009).

4.11	—	Eighteenth Supplemental Indenture (3.95% Senior Notes due 2015) dated July 14, 2010 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed July 13, 2010).

4.12	—	Nineteenth Supplemental Indenture (5.00% Senior Notes due 2021) dated January 14, 2011 among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed January 11, 2011).

4.13	—	Twentieth Supplemental Indenture (3.65% Senior Notes due 2022) dated March 22, 2012 among Plains All American Pipeline, L.P., PAA Finance Corp and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed March 26, 2012).

4.14	—	Twenty-First Supplemental Indenture (5.15% Senior Notes due 2042) dated March 22, 2012 among Plains All American Pipeline, L.P., PAA Finance Corp and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed March 26, 2012).

Exhibit Number			Description

4.15		—	Twenty-Second Supplemental Indenture (2.85% Senior Notes due 2023) dated December 10, 2012, by and among Plains All American Pipeline, L.P., PAA Finance Corp., and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed December 12, 2012).

4.16		—	Twenty-Third Supplemental Indenture (4.30% Senior Notes due 2043) dated December 10, 2012, by and among Plains All American Pipeline, L.P., PAA Finance Corp., and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed December 12, 2012).

4.17		—	Twenty-Fourth Supplemental Indenture, dated August 15, 2013, by and among Plains All American Pipeline, L.P., PAA Finance Corp., and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed August 15, 2013).

4.18		—	Registration Rights Agreement dated September 3, 2009 by and between Plains All American Pipeline, L.P. and Vulcan Gas Storage LLC (incorporated by reference to Exhibit 4.1 to Plains All American Pipeline, L.P.'s Registration Statement on Form S-3, File No. 333-162477).

4.19	*	—	Form of Shareholder and Registration Rights Agreement.

4.20	***	—	Specimen certificate representing Class A Shares.

5.1	***	—	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered.

8.1	***	—	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

10.1		—	Credit Agreement dated as of August 19, 2011 among Plains All American Pipeline, L.P., as Borrower; certain subsidiaries of Plains All American Pipeline, L.P. from time to time party thereto, as Designated Borrowers; Bank of America, N.A., as Administrative Agent; and the other Lenders party thereto (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed August 25, 2011).

10.2		—	First Amendment to Credit Agreement dated as of June 27, 2012, among Plains All American Pipeline, L.P. and Plains Midstream Canada ULC, as Borrowers; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto (incorporated by reference to Exhibit 10.2 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed July 3, 2012).

10.3		—	Second Amendment to Credit Agreement dated as of August 16, 2013, among Plains All American Pipeline, L.P. and Plains Midstream Canada ULC, as Borrowers; Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto (incorporated by reference to Exhibit 10.2 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed August 20, 2013).

10.4		—	Contribution, Assignment and Amendment Agreement dated as of June 27, 2001, among Plains All American Pipeline, L.P., Plains Marketing, L.P., All American Pipeline, L.P., Plains AAP, L.P., Plains All American GP LLC and Plains Marketing GP Inc. (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed June 27, 2001).

Exhibit Number			Description
10.5		—	Contribution, Assignment and Amendment Agreement dated as of June 8, 2001, among Plains All American Inc., Plains AAP, L.P. and Plains All American GP LLC (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed June 11, 2001).

10.6		—	Separation Agreement dated as of June 8, 2001 among Plains Resources Inc., Plains All American Inc., Plains All American GP LLC, Plains AAP, L.P. and Plains All American Pipeline, L.P. (incorporated by reference to Exhibit 10.2 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed June 11, 2001).

10.7	†	—	Pension and Employee Benefits Assumption and Transition Agreement dated as of June 8, 2001 among Plains Resources Inc., Plains All American Inc. and Plains All American GP LLC (incorporated by reference to Exhibit 10.3 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed June 11, 2001).

10.8	†	—	Plains All American GP LLC 2005 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed January 26, 2005).

10.9	†	—	Plains All American GP LLC 1998 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 to Registration Statement on Form S-8, File No. 333-74920) as amended June 27, 2003 (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003).

10.10	†	—	Amended and Restated Employment Agreement between Plains All American GP LLC and Greg L. Armstrong dated as of June 30, 2001 (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001).

10.11	†	—	Amended and Restated Employment Agreement between Plains All American GP LLC and Harry N. Pefanis dated as of June 30, 2001 (incorporated by reference to Exhibit 10.2 to Plains All American Pipeline, L.P.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001).

10.12		—	Asset Purchase and Sale Agreement dated February 28, 2001 between Murphy Oil Company Ltd. and Plains Marketing Canada, L.P. (incorporated by reference to Exhibit 99.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed May 10, 2001).

10.13		—	Transportation Agreement dated July 30, 1993, between All American Pipeline Company and Exxon Company, U.S.A. (incorporated by reference to Exhibit 10.9 to Plains All American Pipeline, L.P.'s Registration Statement on Form S-1 filed September 23, 1998, File No. 333-64107).

10.14		—	Transportation Agreement dated August 2, 1993, among All American Pipeline Company, Texaco Trading and Transportation Inc., Chevron U.S.A. and Sun Operating Limited Partnership (incorporated by reference to Exhibit 10.10 to Plains All American Pipeline, L.P.'s Registration Statement on Form S-1 filed September 23, 1998, File No. 333-64107).

10.15		—	First Amendment to Contribution, Conveyance and Assumption Agreement dated as of December 15, 1998 (incorporated by reference to Exhibit 10.13 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 1998).

Exhibit Number			Description
10.16		—	Agreement for Purchase and Sale of Membership Interest in Scurlock Permian LLC between Marathon Ashland LLC and Plains Marketing, L.P. dated as of March 17, 1999 (incorporated by reference to Exhibit 10.16 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 1998).

10.17	†	—	PMC (Nova Scotia) Company Bonus Program (incorporated by reference to Exhibit 10.20 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2004).

10.18	†	—	Quarterly Bonus Program Summary (incorporated by reference to Exhibit 10.21 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2005).

10.19	†	—	Form of LTIP Grant Letter (independent directors) (incorporated by reference to Exhibit 10.3 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed February 23, 2005).

10.20	†	—	Form of LTIP Grant Letter (designated directors) (incorporated by reference to Exhibit 10.4 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed February 23, 2005).

10.21		—	Membership Interest Purchase Agreement by and between Sempra Energy Trading Corporation and PAA/Vulcan Gas Storage, LLC dated August 19, 2005 (incorporated by reference to Exhibit 1.2 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed September 19, 2005).

10.22	†	—	Waiver Agreement dated as of December 23, 2010 between Plains All American GP LLC and Greg L. Armstrong (incorporated by reference to Exhibit 10.31 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2010).

10.23	†	—	Waiver Agreement dated as of December 23, 2010 between Plains All American GP LLC and Harry N. Pefanis (incorporated by reference to Exhibit 10.32 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2010).

10.24		—	Excess Voting Rights Agreement dated as of August 12, 2005 between Vulcan Energy GP Holdings Inc. and Plains All American GP LLC (incorporated by reference to Exhibit 10.3 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed August 16, 2005).

10.25		—	Excess Voting Rights Agreement dated as of August 12, 2005 between Lynx Holdings I, LLC and Plains All American GP LLC (incorporated by reference to Exhibit 10.4 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed August 16, 2005).

10.26	†	—	Employment Agreement between Plains All American GP LLC and John P. vonBerg dated December 18, 2001 (incorporated by reference to Exhibit 10.40 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2005).

10.27	†	—	Form of LTIP Grant Letter (audit committee members) (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed August 23, 2006).

10.28	†	—	Plains All American PPX Successor Long-Term Incentive Plan (incorporated by reference to Exhibit 10.45 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2006).

Exhibit Number			Description
10.29	†	—	Form of Plains AAP, L.P. Class B Restricted Units Agreement (incorporated by reference to Exhibit 10.2 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed January 4, 2008).

10.30		—	Third Amended and Restated Credit Agreement dated as of August 19, 2011 by and among Plains Marketing, L.P., as Borrower, Plains All American Pipeline, L.P., as Guarantor, Bank of America, N.A., as Administrative Agent, and the other Lenders party thereto (incorporated by reference to Exhibit 10.2 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed August 25, 2011).

10.31		—	First Amendment to Third Amended and Restated Credit Agreement dated as of June 27, 2012, among Plains Marketing, L.P. and Plains Midstream Canada ULC, as Borrowers; Plains All American Pipeline, L.P., as Guarantor; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; and the other Lenders and L/C Issuers party thereto (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed July 3, 2012).

10.32		—	Second Amendment to Third Amended and Restated Credit Agreement dated as of August 16, 2013, among Plains Marketing, L.P. and Plains Midstream Canada ULC, as Borrowers; Plains All American Pipeline, L.P., as Guarantor; Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer; Wells Fargo Bank, National Association, as an L/C Issuer; and the other Lenders party thereto (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed August 20, 2013).

10.33		—	Contribution and Assumption Agreement dated December 28, 2007, by and between Plains AAP, L.P. and PAA GP LLC (incorporated by reference to Exhibit 10.2 to Plains All American Pipeline, L.P.'s Current Report on Form 8-K filed January 4, 2008).

10.34	†	—	First Amendment to Amended and Restated Employment Agreement dated December 4, 2008 between Plains All American GP LLC and Greg L. Armstrong (incorporated by reference to Exhibit 10.49 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2008).

10.35	†	—	First Amendment to Amended and Restated Employment Agreement dated December 4, 2008 between Plains All American GP LLC and Harry N. Pefanis (incorporated by reference to Exhibit 10.50 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2008).

10.36	†	—	First Amendment to Plains All American GP LLC 2005 Long-Term Incentive Plan dated December 4, 2008 (incorporated by reference to Exhibit 10.51 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2008).

10.37	†	—	Second Amendment to Plains All American GP LLC 1998 Long-Term Incentive Plan dated December 4, 2008 (incorporated by reference to Exhibit 10.52 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2008).

10.38	†	—	Form of Amendment to LTIP grant letters (executive officers) (incorporated by reference to Exhibit 10.53 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2008).

10.39	†	—	Form of Amendment to LTIP grant letters (directors) (incorporated by reference to Exhibit 10.54 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2008).

Exhibit Number			Description
10.40		—	Contribution Agreement dated as of April 29, 2010 by and among PAA Natural Gas Storage, L.P., PNGS GP LLC, Plains All American Pipeline, L.P., PAA Natural Gas Storage, LLC, PAA/Vulcan Gas Storage, LLC, Plains Marketing, L.P. and Plains Marketing GP Inc. (incorporated by reference to Exhibit 10.1 to PAA Natural Gas Storage, L.P.'s Current Report on Form 8-K filed May 4, 2010).

10.41		—	Omnibus Agreement dated May 5, 2010 by and among Plains All American GP LLC, Plains All American Pipeline, L.P., PNGS GP LLC and PAA Natural Gas Storage, L.P. (incorporated by reference to Exhibit 10.1 to PAA Natural Gas Storage, L.P.'s Current Report on Form 8-K filed May 11, 2010).

10.42	†	—	Form of Transaction Grant Agreement (incorporated by reference to Exhibit 10.3 to Plains All American Pipeline, L.P.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010).

10.43	†	—	Form of 2010 LTIP Grant Letters (incorporated by reference to Exhibit 10.58 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2010).

10.44	†	—	Director Compensation Summary (incorporated by reference to Exhibit 10.45 to Plains All American Pipeline, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2011).

10.45		—	Form of PAA LTIP Grant Letter for Officers (February 2013) (incorporated by reference to Exhibit 10.1 to Plains All American Pipeline, L.P.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013).

10.46	*	—	Second Amended and Restated Credit Agreement dated as of September 26, 2013 among Plains AAP, L.P., as Borrower, Citibank, N.A., as Administrative Agent, and the other Lenders party thereto.

10.47	*/†	—	Form of Plains GP Holdings, L.P. Long-Term Incentive Plan.

10.48	*	—	Form of Administrative Agreement.

10.49	*	—	Form of Contribution Agreement.

10.50	*/†	—	Form of Waiver Agreement between Plains All American GP LLC and Greg L. Armstrong.

10.51	*/†	—	Form of Waiver Agreement between Plains All American GP LLC and Harry N. Pefanis.

21.1	***	—	List of Subsidiaries of Plains GP Holdings, L.P.

23.1	***	—	Consent of PricewaterhouseCoopers LLP.

23.2	***	—	Consent of Ernst & Young, LLP.

23.3	***	—	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1).

23.4	***	—	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 8.1).

23.5	***	—	Consent of Director Nominee (Raymond).

23.6	***	—	Consent of Director Nominee (Sinnott).

23.7	***	—	Consent of Director Nominee (Sutil).

24.1		—	Power of Attorney (included on the signature page of this registration statement).

*
Filed herewith.

**
To be filed by amendment.

***
Previously filed.

†
Management compensatory plan or arrangement.

QuickLinks

EXPLANATORY NOTE
PART II INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
  Item 13. Other Expenses of Issuance and Distribution.
  Item 14. Indemnification of our General Partner's Officers and Directors.
  Item 15. Recent Sales of Unregistered Securities.
  Item 16. Exhibits.
  Item 17. Undertakings.
SIGNATURES
EXHIBIT INDEX